T. Rowe Price Mid-Cap Value Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2021

In the Summary Prospectus and section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective June 1, 2022, David J. Wallack will step down as the fund’s portfolio manager and cochair of the fund’s Investment Advisory Committee and Vincent DeAugustino will become the fund’s portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. DeAugustino originally joined T. Rowe Price in 2006 and returned to T. Rowe Price in 2015.

In section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 1, 2022, David J. Wallack will step down as the fund’s portfolio manager and cochair of the fund’s Investment Advisory Committee and Vincent DeAugustino will become the fund’s portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. DeAugustino originally joined T. Rowe Price in 2006 and returned to T. Rowe Price in 2015. His investment experience dates from 2009. He has served as an investment analyst covering banks and specialty finance companies throughout the past five years.

The date of this supplement is June 30, 2021.

F115-041 6/30/21